Filed Pursuant to Rule 497(e) and Rule 497(k)

Registration No.: 002-83631

VALIC COMPANY I

Global Real Estate Fund

(the “Fund”)

Supplement dated May 12, 2026 to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2025, as supplemented and amended to date

At an in-person meeting held on April 20-21, 2026, the Board of Directors of VALIC Company I approved the termination of the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company, the Fund’s investment adviser, and Massachusetts Financial Services Company (“MFS”), a subadviser to a portion of the Fund. The portion of the Fund’s assets managed by MFS will be transitioned to Duff & Phelps Investment Management Co. (“Duff & Phelps”), an existing subadviser to the Fund, on or about October 1, 2026 (the “Effective Date”). On the Effective Date, Duff & Phelps will become the Fund’s sole subadviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.